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                                                                   Exhibit 10.63

                                FIRST AMENDMENT
                                       TO
                                 E-MEDSOFT.COM
              2000 NONQUALIFIED STOCK OPTION AND STOCK BONUS PLAN

         The following provisions are hereby incorporated into, and are hereby made a part of, that certain e-MedSoft.com 2000 Stock Option and Stock Bonus Plan (the "Plan") of e-MedSoft.com, a Nevada corporation d/b/a Med Diversified, Inc. ("MED"), adopted by the Board of Directors on October ____, 2001. All capitalized terms in this Amendment, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Plan.

                             CHANGE OF NAME OF PLAN

         The name of the Plan is hereby changed to "Med Diversified, Inc. 2000 Nonqualified Stock Option and Stock Bonus Plan".

                     INCREASE IN NUMBER OF AVAILABLE SHARES

         Section 3 of the Plan is hereby deleted in its entirety and new Section 3 is hereby substituted in place thereof to provide as follows:

         "3.    SHARES RESERVED FOR ISSUANCE. The cumulative total number of shares which may be subject to options issued and outstanding under this Plan and for issuance as stock bonuses is limited to 17,000,000 Shares. This amount automatically will be adjusted in accordance with
         Article 22 of this Plan. If an option is terminated, in whole or in part, for any reason other than its exercise, the Board may reallocate the shares subject to that option (or to the part thereof so terminated) to one or more other options or stock bonuses to be granted under this Plan."

         Except as expressly modified hereby, all other terms and provisions of the Plan shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the Board; provided, however, to the extent of any inconsistency between the provisions of the Plan and this Amendment, the provisions of this Amendment shall control.

                                                     APPROVED BY THE BOARD OF
                                                     DIRECTORS OF E-MEDSOFT.COM
                                                     D/B/A MED DIVERSIFIED, INC.
                                                     EFFECTIVE OCTOBER 24, 2001